EXHIBIT 21.1

Subsidiaries of Global Net Lease, Inc.

Name	Jurisdiction of Formation/Incorporation
ACR Global II NCR Sarl	Luxembourg
ARC ACHNETH001, LLC	Delaware
ARC ALSFDUK001, LLC	Delaware
ARC AMWCHKS001, LLC	Delaware
ARC AMWORUK001, LLC	Delaware
ARC ATSNTTX001, LLC	Delaware
ARC BBWYKUK001, LLC	Delaware
ARC BHSBDIN001, LLC	Delaware
ARC BKSCOUK001, LLC	Delaware
ARC CABIRUK001, LLC	Delaware
ARC CCLTRUK001, LLC	Delaware
ARC CGFRSMI001, LLC	Delaware
ARC CGJNSMI001, LLC	Delaware
ARC CGLGNIN001, LLC	Delaware
ARC CGMADIN001, LLC	Delaware
ARC CGMARSC001, LLC	Delaware
ARC CGWRNMI001, LLC	Delaware
ARC CJHSNTX001, LLC	Delaware
ARC CJHSNTX002, LLC	Delaware
ARC CRVANOH001, LLC	Delaware
ARC CSVBTMI001, LLC	Delaware
ARC CTFTMSC001, LLC	Delaware
ARC CWARANE001, LLC	Delaware
ARC CWGRDMI001, LLC	Delaware
ARC CWRVTIL001, LLC	Delaware
ARC CWSALKS001, LLC	Delaware
ARC CWUVLOH001, LLC	Delaware
ARC CWVININ001, LLC	Delaware
ARC CWWPKMN001, LLC	Delaware
ARC DBGESRG001, LLC	Delaware
ARC DBGWSDG001, LLC	Delaware
ARC DFSMCUK001, LLC	Delaware
ARC DG40PCK001, LLC	Delaware
ARC DINCNOH001, LLC	Delaware
ARC DNDUBOH001, LLC	Delaware
ARC DRINDIN001, LLC	Delaware
ARC EEMTRUK001, LLC	Delaware
ARC FD34PCK001, LLC	Delaware
ARC FD73SLB001, LLC	Delaware
ARC FEAMOTX001, LLC	Delaware
ARC FEBHMNY001, LLC	Delaware

ARC FEBILMA001, LLC	Delaware
ARC FECPEMA001, LLC	Delaware
ARC FEGBRNC001, LLC	Delaware
ARC FEHBRKY001, LLC	Delaware
ARC FELEXKY001, LLC	Delaware
ARC FELKCLA001, LLC	Delaware
ARC FEMANMN001, LLC	Delaware
ARC FEPIESD001, LLC	Delaware
ARC FESALUT001, LLC	Delaware
ARC FESANTX001, LLC	Delaware
ARC FEWNAMN001, LLC	Delaware
ARC FEWTRNY001, LLC	Delaware
ARC FMHEPGA001, LLC	Delaware
ARC FMSUMSC001, LLC	Delaware
ARC FSMCHIL001, LLC	Delaware
ARC FUMANUK001, LLC	Delaware
ARC GBLMESA001, LLC	Delaware
ARC GECINOH001, LLC	Delaware
ARC GEGRDMI001, LLC	Delaware
ARC GLOBAL HOLDCO, LLC	Delaware
ARC Global II (France) Holdings S.à r.l.	Luxembourg
ARC Global II (Germany) Holdings S.à r.l.	Luxembourg
ARC Global II (holding)	France
ARC Global II (Luxembourg) Holdings S.à r.l.	Luxembourg
ARC Global II (Midco) S.à r.l.	Luxembourg
ARC Global II (Netherlands) Holdings S.à r.l.	Luxembourg
ARC Global II (UK) Holdings S.à r.l.	Luxembourg
ARC Global II Amiens	France
ARC Global II Blois	France
ARC Global II Bordeaux	France
ARC Global II Brest	France
ARC Global II DB Lux S.à r.l.	Luxembourg
ARC Global II Foster Wheeler S.à r.l.	Luxembourg
ARC GLOBAL II HOLDCO, LLC	Delaware
ARC Global II ING Netherlands S.à.r.l.**	Luxembourg
ARC Global II ING S.à r.l.	Luxembourg
ARC GLOBAL II INTERNATIONAL HOLDCO, LLC	Delaware
ARC Global II Marseille	France
ARC Global II Rueil	France
ARC Global II S.à r.l.	Luxembourg
ARC Global II Strasbourg	France
ARC Global II Weilbach S.à r.l.	Luxembourg
ARC Global Organisme de Placement Collectif en Immobilier (OPCI)	France
ARC GRLBKTX001, LLC	Delaware
ARC GRLOUKY001, LLC	Delaware
ARC GRMSAAZ001, LLC	Delaware

ARC GRRALNC001, LLC	Delaware
ARC GSDALTX001, LLC	Delaware
ARC GSDVRDE001, LLC	Delaware
ARC GSFFDME001, LLC	Delaware
ARC GSFRNTN001, LLC	Delaware
ARC GSGTNPA001, LLC	Delaware
ARC GSIFLMN001, LLC	Delaware
ARC GSMSSTX001, LLC	Delaware
ARC GSRNGME001, LLC	Delaware
ARC GSRPCSD001, LLC	Delaware
ARC GSRTNNM001, LLC	Delaware
ARC HLHSNTX001, LLC	Delaware
ARC HPDFS HOLDCO, LLC	Delaware
ARC HPNEWUK001, LLC	Delaware
ARC HVHELFI001, LLC	Delaware
ARC IAREDUK001, LLC	Delaware
ARC JTCHATN001, LLC	Delaware
ARC JTCHATN002, LLC	Delaware
ARC KPHTNNE001, LLC	Delaware
ARC KSFTWPA001, LLC	Delaware
ARC KUSTHMI001, LLC	Delaware
ARC LPSBDIN001, LLC	Delaware
ARC MCCARUK001, LLC	Delaware
ARC MEROXUK001, LLC	Delaware
ARC MKMDNNJ001, LLC	Delaware
ARC MPSTLMO001, LLC	Delaware
ARC MSELGIL001, LLC	Delaware
ARC NNMFBTN001, LLC	Delaware
ARC NOPLNTX001, LLC	Delaware
ARC NOWILND001, LLC	Delaware
ARC NRSLDUK001, LLC	Delaware
ARC NSSNJCA001, LLC	Delaware
ARC OBMYNGER01, LLC	Delaware
ARC ODVLONET001, LLC	Delaware
ARC OGHDGMD001, LLC	Delaware
ARC PFBFDUK001, LLC	Delaware
ARC PNEREPA001, LLC	Delaware
ARC PNSCRPA001, LLC	Delaware
ARC PPHHTKY001, LLC	Delaware
ARC REXREGER01, LLC	Delaware
ARC RMNUSGER01, LLC	Delaware
ARC SANPLFL001, LLC	Delaware
ARC SLKRFCP001, LLC	Delaware
ARC SLSTCCA001, LLC	Delaware
ARC SPHRSNJ001 Urban Renewal Entity, LLC	Delaware
ARC SWWSVOH001, LLC	Delaware

ARC SZPTNNJ001, LLC	Delaware
ARC TFDPTIA001, LLC	Delaware
ARC TFKMZM1001, LLC	Delaware
ARC TFKMZMI001, LLC	Delaware
ARC TKMANUK001, LLC	Delaware
ARC TOMANFI001, LLC	Delaware
ARC TRLIVMI001, LLC	Delaware
ARC TWSWDUK001, LLC	Delaware
ARC VALWDCO001, LLC	Delaware
ARC VCLIVMI001, LLC	Delaware
ARC WIODSTX001, LLC	Delaware
ARC WKBPLUK001, LLC	Delaware
ARC WKMCRUK001, LLC	Delaware
ARC WKSOTUK001, LLC	Delaware
ARC WMWSLNC001, LLC	Delaware
ARC WNBRNMO001, LLC	Delaware
ARC WWHWCMI001, LLC	Delaware
ARG BIJTNNY001, LLC	Delaware
ARG BSMTONJ001, LLC	Delaware
ARG CBSKSMO001, LLC	Delaware
ARG CDNCNOH001, LLC	Delaware
ARG CFSRSLB001, LLC	Delaware
ARG CMGLTWY001, LLC	Delaware
ARG CMOMHNE001, LLC	Delaware
ARG CMPCRMS001, LLC	Delaware
ARG CSBLVMI001, LLC	Delaware
ARG CSHMDIN001, LLC	Delaware
ARG CSLIVMI001, LLC	Delaware
Arg Csstlmo001, LLC	Delaware
ARG CSTWBOH001, LLC	Delaware
ARG CSWYGMI001, LLC	Delaware
ARG DI51PCK001 LLC	Delaware
ARG DPSPNIA001, LLC	Delaware
ARG EHBIRAL001, LLC	Delaware
ARG EQWBGPA001, LLC	Delaware
ARG FCSTHMI001, LLC	Delaware
ARG FEBLCID001, LLC	Delaware
ARG FEGRFMT001, LLC	Delaware
ARG FEGRNNC001, LLC	Delaware
ARG FEMRGWV001, LLC	Delaware
ARG FMCHIIL001, LLC	Delaware
ARG GASTNMI001, LLC	Delaware
ARG GKCNCOH001, LLC	Delaware
ARG GRD4SLB001, LLC	Delaware
ARG HCCLHGA001, LLC	Delaware

ARG HISRPAZ001, LLC	Delaware
ARG HIVRNCA001, LLC	Delaware
ARG HRTFTGA001, LLC	Delaware
Arg Klslbnc001, LLC	Delaware
ARG LKCLLAL001, LLC	Delaware
ARG LSCHIIL001, LLC	Delaware
ARG LSCHIIL002, LLC	Delaware
ARG LSCHIIL003, LLC	Delaware
ARG LSWYGMI001, LLC	Delaware
ARG MT2PKSLB001, LLC	Delaware
ARG NIFLNNH002, LLC	Delaware
ARG NIGTNMA001, LLC	Delaware
ARG NIGVTNH001, LLC	Delaware
ARG NIJNBVT001, LLC	Delaware
ARG NIJNBVT002, LLC	Delaware
ARG NIJNBVT003, LLC	Delaware
ARG NSALNTX001, LLC	Delaware
ARG PLRMLMI001, LLC	Delaware
ARG PSBRDFL001, LLC	Delaware
ARG PSELPTX001, LLC	Delaware
ARG PSGRLTX001, LLC	Delaware
ARG PSHCKNC001, LLC	Delaware
ARG PSIRVTX001, LLC	Delaware
ARG PSLKCLA001, LLC	Delaware
ARG PSMRDMS001, LLC	Delaware
ARG PSMSNTX001, LLC	Delaware
ARG PSPRAIL001, LLC	Delaware
ARG RMAKROH001, LLC	Delaware
ARG SNCSPCO001, LLC	Delaware
ARG SSFSRIN001, LLC	Delaware
ARG TRWXMMI001, LLC	Delaware
ARG UPARAIL001, LLC	Delaware
ARG UPDBNMI001, LLC	Delaware
ARG VAGNVFL001, LLC	Delaware
ARG VSSRACA001, LLC	Delaware
ARG VSSRACA002, LLC	Delaware
ARG VSSRACA003, LLC	Delaware
ARG WGPTBPA001, LLC	Delaware
ARG WPCLDOH001, LLC	Delaware
ARG WPCLDOH002, LLC	Delaware
ARG WPCLVTN001, LLC	Delaware
ARG WPFBRIT001, S.r.l	Italy
ARG WPFNDOH001, LLC	Delaware
ARG WPMRNOH001, LLC	Delaware
ARG WPOTWOH001, LLC	Delaware
ARHC ALCFBTX01 TRS, LLC	Delaware

ARHC ALCLKTX01 TRS, LLC	Delaware
ARHC ALMEYTX01 TRS, LLC	Delaware
ARHC ALWOOTX01 TRS, LLC	Delaware
Crown Portfolio S.à r.l.	Luxembourg
GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P.	Delaware
HC Glasgow S.à r.l.	Luxembourg
Kiinteistö Oy Vantaan Pyhtäänkorventien KOKE (MREC)	Finland
Kiinteistö Oy Vantaan Teknikontien LEKO 7 (MREC)	Finland
Kiinteistö Oy Vantaan Teknikontien MAKE (MREC)	Finland
Kiinteistö Oy Vantaan Teknikontien MAKO (MREC)	Finland
Koy Mäntsälän Logistiikkakeskus (MREC)	Finland
MAYFLOWER ACQUISITION, LLC	Delaware
METHAGER01, LLC	Delaware
ROCHESSGER01, LLC	Delaware
ROCHESSGER01, LLC ROCHESSGER02, LLC ROCHESSGER03, LLC	Delaware
ROCHESSGER02, LLC	Delaware
ROCHESSGER03, LLC	Delaware